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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                              ---------------------


                        Date of Report (Date of earliest
                                 event reported)
                       March 23, 2001 (March 23, 2001)


                                 AFFYMETRIX, INC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   DELAWARE                     0-28218                           77-0319159
--------------           ------------------------            -------------------
  (State of              (Commission File Number)               (IRS Employer
incorporation)                                               Identification No.)



             3380 Central Expressway, Santa Clara, California 95051
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


                                 (408) 731-5000
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Items 1-4.

         Not Applicable.

Item 5.  OTHER EVENTS.
----------------------

         On March 23, 2001 Affymetrix, Inc. ("AFFYMETRIX" OR THE "COMPANY") and Oxford Gene Technology, Ltd. ("OGT") entered into a settlement agreement resolving existing litigation between the two companies.

         The settlement encompasses a number of lawsuits. Key components of the settlement include:

              - OGT and Affymetrix will dismiss the pending lawsuits in the Delaware Federal Court.

              - OGT will drop its infringement actions and both parties will drop their revocation actions challenging each others' patents in the United Kingdom.

              - OGT will withdraw their petition for leave to appeal to the House of Lords in the license action in the United Kingdom.

              - Both parties will cease their involvement in opposition proceedings against the other's European patent in the European Patent Office.

         As a result of the settlement, the Company will record an additional charge of approximately $19 million as a subsequent event in the quarter ended December 31, 2000. In addition, the Company may be required to record a smaller charge in the first quarter of 2001 as a result of a fee arrangement entered into with the Company's legal counsel.

         All statements in this current report that are not historical are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act, as amended, including statements regarding Affymetrix' "expectations," "beliefs," "hopes," "intentions," "strategies" or the like. Such statements are subject to risks and uncertainties that could cause actual results to differ materially for Affymetrix from those projected, including, but not limited to, uncertainties relating to technological approaches, product development, manufacturing, market acceptance, personnel retention, equity dilution, uncertainties related to the ability to realize benefits from acquisitions, uncertainties related to cost and pricing of Affymetrix products, dependence on collaborative partners, uncertainties relating to sole source suppliers, uncertainties relating to FDA and other regulatory approvals, competition, risks relating to intellectual property of others and the uncertainties of patent protection and litigation. These and other risk factors are discussed in Affymetrix' Annual Report on Form 10-K for the year ended December 31, 1999 and other SEC reports, including its Quarterly Reports on Form 10-Q for subsequent quarterly periods. Affymetrix expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Affymetrix' expectations with regard thereto or any change in events, conditions, or circumstances on which any such statements are based. Affymetrix, GeneChip and the Affymetrix logo are registered trademarks used by Affymetrix, Inc.

Items 6-9.

         Not Applicable.

                                      -2-

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AFFYMETRIX, INC.


                                            By: /s/ VERN NORVIEL
                                               -------------------------
                                               Name: Vern Norviel
                                               Title: Senior Vice President
                                                      and General Counsel


Date: March 23, 2001


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